Paradigm Value Fund

2ND QUARTER | JUNE 30, 2014
FACT SHEET
JULY 31, 2014 PERFORMANCE

Asset Class	Fund Net Assets	Inception Date	Symbol	Overall Morningstar Rating as of 7/31/14
Small-Cap Domestic Equity	$120 Million	1/1/2003	PVFAX	★★★

INVESTMENT OBJECTIVE

The Paradigm Value Fund (PVFAX) focuses on small companies that are often ignored by Wall Street. The Fund's management conducts extensive research to identify companies it believes are trading at an unwarranted discount to their peers and/or their long-term prospects. The goal is to find what we believe to be good companies with sound businesses and strong management teams whose stock prices don't reflect the value of the underlying company.

- Research-driven approach to identifying hidden value
- Track record of downside protection
- Tax-efficient, low-turnover strategy

PERFORMANCE

			AVERAGE ANNUALIZED TOTAL RETURN (AS OF 7/31/14)				
	1 MO	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
Paradigm Value Fund	(5.38)%	2.27%	8.55%	8.13%	13.35%	10.09%	14.19%
Russell 2000® Value Index	(6.05)%	(2.10)%	8.18%	13.55%	15.83%	8.07%	10.75%
+/-	0.67%	4.37%	0.37%	(5.42)%	(2.48)%	2.02%	3.44%
Morningstar Small Blend Rank	39%	6%	67%	95%	94%	15%	–

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1] **The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in Acquired Funds) at 1.50% of the Value Fund's average daily net assets through May 1, 2015. The Fund's total annual operating expense is 1.91% including management fees and other expenses.**

MORNINGSTAR RATING AS OF 7/31/14

Overall	Among 599 Small Blend Funds
★★★	

The Overall Morningstar Rating is based on risk-adjusted returns, derived from a weighted average of the 3, 5, and 10 year (if applicable) Morningstar metrics.

FUND FACTS

- Median Market Cap (Billions): $1.1
- Price/Book Ratio: 2.1x
- Turnover: 44%
- Number of Holdings: 64
- Standard Deviation (5-year): 15.8%
- Net Expense Ratio: 1.50%[1]

TOP 10 HOLDINGS

	% of Total Net Assets[2]
Foot Locker, Inc.	2.5
Microsemi Corporation	2.5
TriQuint Semiconductor, Inc.	2.4
j2 Global Inc	2.4
Regal Entertainment Group	2.3
Matrix Service Company	2.3
Premiere Global Services, Inc.	2.3
Mid-America Apartment Communities, Inc.	2.2
IAC/InterActiveCorp.	2.2
PetroQuest Energy, Inc.	2.2
Total	23.3

SECTOR ALLOCATION

	% of Total Net Assets[2]	Russell 2000 Value Index
Consumer Discretionary	22.3	11.2
Consumer Staples	0.0	2.6
Energy	11.7	7.5
Financials	17.1	38.5
Health Care	7.5	4.9
Industrials	15.1	13.3
Information Technology	19.8	10.1
Materials	4.2	4.7
Telecomm. Services	2.3	0.7
Utilities	0.0	6.5
Total	100.0	100.0

OVERALL LIPPER RATINGS

1 Total Return	5 Tax Efficiency

Overall Lipper designations reflect the Fund's rankings relative to its peer group as of 7/31/14. The Fund received a Lipper Leader designation for Tax Efficiency among 674 funds.

PARADIGM
CAPITAL MANAGEMENT

GROWTH OF $10,000 INVESTMENT THROUGH JULY 31, 2014


Paradigm Value Fund
Russell 2000® Value Index
$46,550
$32,644
$55000
$44000
$33000
$22000
$11000
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

This chart illustrates an investment of $10,000 in Paradigm Value Fund on January 1, 2003, including reinvestment of dividends and distributions.

RISK PROFILE


5-YEAR ANNUALIZED RISK/REWARD
ANNUALIZED RETURN(%)
24.5
22.2
19.9
17.6
15.3
MORE RETURN, LOWER RISK
MORE RETURN, MORE RISK
LOWER RETURN, LOWER RISK
LOWER RETURN, MORE RISK
Russell 2000® Value Index (Total Return)
Paradigm Value Fund
13.9
15.9
17.9
19.9
21.9
ANNUALIZED STANDARD DEVIATION


5-YEAR MARKET CAPTURE
UPSIDE CAPTURE(%)
130.0
115.0
100.0
85.0
70.0
MORE UPSIDE, LESS DOWNSIDE
MORE UPSIDE, MORE DOWNSIDE
LESS UPSIDE, LESS DOWNSIDE
LESS UPSIDE, MORE DOWNSIDE
Russell 2000® Value Index (Total Return)
Paradigm Value Fund
94.0
97.0
100.0
103.0
106.0
DOWNSIDE CAPTURE(%)

INVESTMENT PROFESSIONALS

Candace King Weir
Chief Investment Officer, Co-Portfolio Manager
- Investment professional since 1966

Amelia Weir
Senior Vice President, Co-Portfolio Manager
- Investment professional since 1999

Scott M. Bruce, CFA
Vice President, Co-Portfolio Manager
- Investment professional since 1985

CONTACT US

For more information please contact:

800.239.0732

www.paradigmcapital.com.

CUSIP

69901E104

REDEMPTION FEE

- For shares held less than 90 days: 2%

IMPORTANT INFORMATION

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e., trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund's return. The Fund primarily invests in small capitalization companies (less than $2.5 billion). Small capitalization companies can be riskier investments than larger companies.

This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses. Please contact Paradigm Funds Advisors LLC. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

[1] Holdings are subject to change and may not be representative of current or future holdings.

[2] Sector allocations are based upon the GICS Classifications and represent a % of the common stock held and is subject to change and may not be representative of current or future holdings.

The Russell 2000® Value Index is an unmanaged index of small capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small capitalization stocks whose composition is different from the Fund. P/E Ratio is the market price per share divided by earnings per share. Price/Book Ratio is the market price per share divided by book value. Standard Deviation shows the degree of variation in the Fund's returns and can serve as a useful measure of the Fund's risk. It is measured using monthly observations, but expresses the result on an annualized basis. Market Capture Ratios is a statistical measure of the Fund's overall performance in up-markets (positive return periods) and down-markets (negative return periods). The market capture ratios are used to evaluate how well an investment performed relative to an index during periods when that index has risen or fallen. The ratio is calculated by dividing the Fund's returns by the returns of the index during the up-market or the down-market, and multiplying that factor by 100.

Star ratings are based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the 3-, 5-, and 10-year (if applicable) returns. 5 Stars = top 10% of funds in a category; 4 stars = next 22.5% of funds; 3 stars = middle 35%; 2 stars = next 22.5%; 1 star = bottom 10%. A fund must be in existence three years to be rated. Ratings are subject to change monthly. As of 7/31/14, the Paradigm Value Fund had a 2-star rating for the 5-year period and a 4-star rating for the 10-year period among 547 and 341 small blend funds, respectively. © 2010 Morningstar, Inc. All Rights Reserved. Morningstar and/or its content providers are the proprietors of this information; do not permit its unauthorized copying or distribution; do not warrant it to be accurate, complete or timely; and are not responsible for damages or losses arising from its use.

Lipper Leader calculations are subject to change monthly and are based on an equal-weighted average of percentile ranks for the category's metrics over 3-year, 5-year, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders and the next 20% receive a score of 4. A fund or class must be in existence three years to be rated. Both designations reflect the Fund's ranking relative to its peer group as of 7/31/14, and do not take sales charges into account. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2002, Reuters, All Rights Reserved. Performance for the Fund reflects fee waivers in effect; in their absence, returns would have been lower, which may have adversely affected the Fund's Lipper Rankings. The Paradigm Value Fund is in the Lipper equity funds category and received a score of 1 for Total Return among 675 funds for the 3-year period, and scored a 1 among 599 funds for the 5-year period and received a score of 1 among 675 funds for the overall period; for Tax Efficiency, the Fund received a score of 4 for the 3-year (674 funds), 5-year (598 funds), and a score of 5 for the overall periods among 674 funds. Not FDIC-Insured. May Lose Value. No Bank Guarantee.